Exhibit 99.3 THIRD QUARTER 2026 FINANCIAL SUPPLEMENT October 29, 2026

Table of Contents CONSOLIDATED RESULTS Selected Financial Data Condensed Consolidated Income Statements Condensed Consolidated Balance Sheets Average Balances and Yields Credit-Related Information Regulatory Capital BUSINESS SEGMENT RESULTS Single-Family Multifamily Page 3 5 4 We define some of the terms and other information in this presentation in Freddie Mac’s Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”). You should review this presentation together with the 2025 Form 10-K and our subsequent SEC filings at http://www. freddiemac.com/investors. In some cases we present information from third-party sources such as mortgage loan sellers and servicers; while we generally believe in its accuracy, we do not independently verify all of it. Percentage sums may vary from 100% due to rounding. Unless otherwise indicated, data is as of September 30, 2026 or for the third quarter of 2026. Unless otherwise indicated, data for prior years is as of December 31 or for the full year indicated. 6 7 8 9 12

FREDDIE MAC

SELECTED FINANCIAL DATA

($ in millions)

	3Q 2026	2Q 2026	1Q 2026	4Q 2025	3Q 2025	3Q 2026 Change (%) 2Q 2026	3Q 2026 Change (%) 3Q 2025
SELECTED INCOME STATEMENT DATA							
Net interest income	$5,877	$6,010	$5,619	$5,547	$5,455	(2)	8
Non-interest income (loss)	933	(19)	514	217	284	NM	229
Net revenues	**6,810**	**5,991**	**6,133**	**5,764**	**5,739**	**14**	**19**
(Provision) benefit for credit losses	(800)	880	320	(52)	(175)	NM	(357)
Non-interest expense	(1,994)	(2,097)	(2,022)	(2,258)	(2,116)	5	6
Income before income tax expense	**4,016**	**4,774**	**4,431**	**3,454**	**3,448**	**(16)**	**16**
Income tax expense	(781)	(936)	(873)	(677)	(675)	17	(16)
Net income	**$3,235**	**$3,838**	**$3,558**	**$2,777**	**$2,773**	**(16)**	**17**
Comprehensive income	**$3,206**	**$3,847**	**$3,538**	**$2,784**	**$2,789**	**(17)**	**15**
SELECTED BALANCE SHEET DATA (period-end)							
Cash and cash equivalents	$4,561	$4,321	$4,469	$5,327	$4,624	6	(1)
Securities purchased under agreements to resell	48,402	52,406	74,804	71,919	86,334	(8)	(44)
Investment securities, at fair value	78,167	84,342	75,939	85,412	83,855	(7)	(7)
Mortgage loans held-for-sale	1,632	1,361	1,225	1,014	1,807	20	(10)
Mortgage loans held-for investment (net of allowance for credit losses)	3,354,872	3,332,294	3,302,306	3,290,066	3,248,704	1	3
Total assets	**3,532,205**	**3,518,315**	**3,505,318**	**3,497,598**	**3,468,187**	**—**	**2**
Debt issued by consolidated trusts	3,261,342	3,236,663	3,214,995	3,198,008	3,175,464	1	3
Short-term debt	9,525	17,984	24,408	37,718	38,255	(47)	(75)
Long-term debt	156,998	163,745	169,850	169,296	165,354	(4)	(5)
Total liabilities	**3,451,230**	**3,440,546**	**3,431,396**	**3,427,214**	**3,400,587**	**—**	**1**
Equity	**80,975**	**77,769**	**73,922**	**70,384**	**67,600**	**4**	**20**
CONSERVATORSHIP METRICS							
Net worth	$80,975	$77,769	$73,922	$70,384	$67,600	4	20
Senior preferred stock liquidation preference	150,417	146,570	143,032	140,248	137,459	3	9
Remaining Treasury funding commitment	140,162	140,162	140,162	140,162	140,162	—	—
Cumulative dividend payments to Treasury	119,680	119,680	119,680	119,680	119,680	—	—
Cumulative draws from Treasury	71,648	71,648	71,648	71,648	71,648	—	—

3

FREDDIE MAC

CONDENSED CONSOLIDATED INCOME STATEMENTS

($ in millions, except per share-related data)

	3Q 2026	2Q 2026	1Q 2026	4Q 2025	3Q 2025	3Q 2026 Change (%)	
						2Q 2026	3Q 2025
Interest income	$35,065	$34,275	$33,650	$33,432	$32,975	2	6
Interest expense	(29,188)	(28,265)	(28,031)	(27,885)	(27,520)	(3)	(6)
Net interest income (loss)	**5,877**	**6,010**	**5,619**	**5,547**	**5,455**	**(2)**	**8**
Non-interest income							
Guarantee income	213	288	320	377	377	(26)	(44)
Investments gains (losses), net	599	(426)	42	(283)	(237)	NM	NM
Other income	121	119	152	123	144	2	(16)
Non-interest income (loss)	**933**	**(19)**	**514**	**217**	**284**	**NM**	**229**
Net revenues	**6,810**	**5,991**	**6,133**	**5,764**	**5,739**	**14**	**19**
(Provision) benefit for credit losses	(800)	880	320	(52)	(175)	NM	(357)
Non-interest expense							
Salaries and employee benefits	(400)	(395)	(376)	(412)	(423)	(1)	5
Professional services, technology, and occupancy	(286)	(281)	(250)	(334)	(293)	(2)	2
Credit enhancement expense	(422)	(507)	(441)	(542)	(489)	17	14
Legislative and regulatory assessments	(839)	(840)	(832)	(842)	(839)	—	—
Other expense	(47)	(74)	(123)	(128)	(72)	36	35
Non-interest expense	**(1,994)**	**(2,097)**	**(2,022)**	**(2,258)**	**(2,116)**	**5**	**6**
Income before income tax expense	**4,016**	**4,774**	**4,431**	**3,454**	**3,448**	**(16)**	**16**
Income tax expense	(781)	(936)	(873)	(677)	(675)	17	(16)
Net income	**3,235**	**3,838**	**3,558**	**2,777**	**2,773**	**(16)**	**17**
Other comprehensive income (loss), net of taxes and reclassification adjustments	(29)	9	(20)	7	16	NM	NM
Comprehensive income	**$3,206**	**$3,847**	**$3,538**	**$2,784**	**$2,789**	**(17)**	**15**
Net income	$3,235	$3,838	$3,558	$2,777	$2,773	(16)	17
Amounts attributable to senior preferred stock	(3,206)	(3,847)	(3,538)	(2,784)	(2,789)	17	(15)
Net income (loss) attributable to common stockholders	**$29**	**($9)**	**$20**	**($7)**	**($16)**	**NM**	**NM**
Net income (loss) per common share	$0.01	$0.00	$0.01	$0.00	$0.00	NM	NM
Weighted average common shares (in millions)	3,234	3,234	3,234	3,234	3,234	—	—

4

FREDDIE MAC

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	9/30/2026	6/30/2026	3/31/2026	12/31/2025	9/30/2025	9/30/2026 Change (%) 06/30/2026	9/30/2026 Change (%) 09/30/2025
Assets							
Cash and cash equivalents	$4,561	$4,321	$4,469	$5,327	$4,624	6	(1)
Securities purchased under agreements to resell	48,402	52,406	74,804	71,919	86,334	(8)	(44)
Investment securities, at fair value	78,167	84,342	75,939	85,412	83,855	(7)	(7)
Mortgage loans held-for-sale	1,632	1,361	1,225	1,014	1,807	20	(10)
Mortgage loans held-for investment (net of allowance for credit losses)	3,354,872	3,332,294	3,302,306	3,290,066	3,248,704	1	3
Accrued interest receivable	12,725	12,473	12,207	12,254	11,813	2	8
Deferred tax assets, net	4,031	4,490	4,740	5,040	4,727	(10)	(15)
Other assets	27,815	26,628	29,628	26,566	26,323	4	6
Total assets	**$3,532,205**	**$3,518,315**	**$3,505,318**	**$3,497,598**	**$3,468,187**	**—**	**2**
Liabilities and equity							
Liabilities							
Accrued interest payable	$10,985	$10,955	$10,556	$10,597	$10,185	—	8
Debt issued by consolidated trusts	3,261,342	3,236,663	3,214,995	3,198,008	3,175,464	1	3
Short-term debt	9,525	17,984	24,408	37,718	38,255	(47)	(75)
Long-term debt	156,998	163,745	169,850	169,296	165,354	(4)	(5)
Other liabilities	12,380	11,199	11,587	11,595	11,329	11	9
Total liabilities	**3,451,230**	**3,440,546**	**3,431,396**	**3,427,214**	**3,400,587**	**—**	**1**
Equity							
Senior preferred stock	72,648	72,648	72,648	72,648	72,648	—	—
Preferred stock, at redemption value	14,109	14,109	14,109	14,109	14,109	—	—
Common stock	—	—	—	—	—	—	—
Retained earnings (accumulated deficit)	(1,908)	(5,143)	(8,981)	(12,539)	(15,316)	63	88
AOCI, net of taxes	11	40	31	51	44	(73)	(75)
Treasury stock, at cost	(3,885)	(3,885)	(3,885)	(3,885)	(3,885)	—	—
Total equity	**80,975**	**77,769**	**73,922**	**70,384**	**67,600**	**4**	**20**
Total liabilities and equity	**$3,532,205**	**$3,518,315**	**$3,505,318**	**$3,497,598**	**$3,468,187**	**—**	**2**

5

FREDDIE MAC

AVERAGE BALANCES AND YIELDS

($ in millions, except yields)

	AVERAGE BALANCES					INTEREST INCOME (EXPENSE)				
	3Q 2026	**2Q 2026**	**1Q 2026**	**4Q 2025**	**3Q 2025**	**3Q 2026**	**2Q 2026**	**1Q 2026**	**4Q 2025**	**3Q 2025**
AVERAGE BALANCES										
Interest-earning assets:										
Cash and cash equivalents	$8,785	$9,937	$8,363	$8,929	$8,639	$61	$56	$52	$60	$70
Securities purchased under agreements to resell	60,985	73,295	84,924	97,243	101,119	582	684	798	1,011	1,136
Investment securities	84,673	78,068	76,752	87,343	83,769	974	876	833	940	932
Mortgage loans held by consolidated trusts	3,264,480	3,239,526	3,216,438	3,184,074	3,155,173	32,491	31,715	30,966	30,399	29,892
Mortgage loans held by Freddie Mac	83,250	82,851	86,808	85,703	78,910	923	904	966	976	910
Other assets	3,115	3,364	3,100	3,332	3,134	34	40	35	46	35
Total interest-earning assets	**3,505,288**	**3,487,041**	**3,476,385**	**3,466,624**	**3,430,744**	**$35,065**	**$34,275**	**$33,650**	**$33,432**	**$32,975**
Interest-bearing liabilities:										
Debt issued by consolidated trusts	3,232,823	3,207,386	3,189,597	3,171,240	3,147,760	(27,305)	(26,384)	(26,001)	(25,557)	(25,072)
Short-term debt	12,030	19,585	30,089	37,410	28,185	(113)	(179)	(275)	(378)	(302)
Long-term debt	165,856	166,120	169,973	170,077	174,687	(1,704)	(1,646)	(1,702)	(1,871)	(2,066)
Securities sold under agreements to repurchase	7,269	6,170	5,949	7,897	7,308	(66)	(56)	(53)	(79)	(80)
Total interest-bearing liabilities	**3,417,978**	**3,399,261**	**3,395,608**	**3,386,624**	**3,357,940**	**($29,188)**	**($28,265)**	**($28,031)**	**($27,885)**	**($27,520)**
Net interest income						**$5,877**	**$6,010**	**$5,619**	**$5,547**	**$5,455**

	3Q 2026	2Q 2026	1Q 2026	4Q 2025	3Q 2025
YIELDS					
Interest-earning assets:					
Cash and cash equivalents	2.69 %	2.22 %	2.51 %	2.62 %	3.16 %
Securities purchased under agreements to resell	3.81 %	3.73 %	3.76 %	4.16 %	4.49 %
Investment securities	4.60 %	4.49 %	4.34 %	4.31 %	4.45 %
Mortgage loans held by consolidated trusts	3.98 %	3.92 %	3.85 %	3.82 %	3.79 %
Mortgage loans held by Freddie Mac	4.43 %	4.37 %	4.45 %	4.55 %	4.62 %
Other assets	4.37 %	4.67 %	4.48 %	5.41 %	4.36 %
Total interest-earning assets	**4.00 %**	**3.93 %**	**3.87 %**	**3.85 %**	**3.85 %**
Interest-bearing liabilities:					
Debt issued by consolidated trusts	(3.38)%	(3.29)%	(3.26)%	(3.22)%	(3.19)%
Short-term debt	(3.67)%	(3.61)%	(3.66)%	(3.95)%	(4.19)%
Long-term debt	(4.11)%	(3.96)%	(4.00)%	(4.40)%	(4.73)%
Securities sold under agreements to repurchase	(3.67)%	(3.60)%	(3.57)%	(3.99)%	(4.37)%
Total interest-bearing liabilities	**(3.42)%**	**(3.33)%**	**(3.30)%**	**(3.29)%**	**(3.28)%**
Net interest yield	**0.67 %**	**0.69 %**	**0.65 %**	**0.64 %**	**0.64 %**

6

FREDDIE MAC

CREDIT-RELATED INFORMATION

($ in millions, except ratio data)

	3Q 2026	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2026	3Q 2025
ALLOWANCE FOR CREDIT LOSSES							
Single-Family allowance for credit losses:							
Beginning balance	$6,378	$7,228	$7,549	$7,664	$7,516	(12)	(15)
Provision (benefit) for credit losses	685	(846)	(311)	(210)	118	NM	481
Charge-offs	(210)	(181)	(178)	(73)	(118)	(16)	(78)
Recoveries collected	78	65	60	61	38	20	105
Net charge-offs	(132)	(116)	(118)	(12)	(80)	(14)	(65)
Other	118	112	108	107	110	5	7
Ending balance	**$7,049**	**$6,378**	**$7,228**	**$7,549**	**$7,664**	**11**	**(8)**
Multifamily allowance for credit losses:							
Beginning balance	$850	$885	$956	$703	$757	(4)	12
Provision (benefit) for credit losses	115	(34)	(9)	262	57	NM	102
Charge-offs	(11)	(1)	(64)	(10)	(111)	(1,000)	90
Recoveries collected	1	—	1	1	—	NM	NM
Net charge-offs	(10)	(1)	(63)	(9)	(111)	(900)	91
Other	—	—	1	—	—	—	—
Ending balance	**$955**	**$850**	**$885**	**$956**	**$703**	**12**	**36**
Total allowance for credit losses:							
Beginning balance	$7,228	$8,113	$8,505	$8,367	$8,273	(11)	(13)
Provision (benefit) for credit losses	800	(880)	(320)	52	175	NM	357
Charge-offs	(221)	(182)	(242)	(83)	(229)	(21)	3
Recoveries collected	79	65	61	62	38	22	108
Net charge-offs	(142)	(117)	(181)	(21)	(191)	(21)	26
Other	118	112	109	107	110	5	7
Ending balance	**$8,004**	**$7,228**	**$8,113**	**$8,505**	**$8,367**	**11**	**(4)**
COMPONENTS OF ALLOWANCE FOR CREDIT LOSSES							
Mortgage loans held-for-investment	$7,382	$6,771	$7,643	$7,968	$7,890	9	(6)
Other	622	457	470	537	477	36	30
Ending balance	**$8,004**	**$7,228**	**$8,113**	**$8,505**	**$8,367**	**11**	**(4)**
ALLOWANCE FOR CREDIT LOSSES TO TOTAL LOANS OUTSTANDING							
Single-Family	0.22 %	0.19 %	0.22 %	0.23 %	0.24 %		
Multifamily	0.30 %	0.36 %	0.42 %	0.46 %	0.43 %		
Total	0.22 %	0.20 %	0.23 %	0.24 %	0.24 %		
NET CHARGE-OFFS TO AVERAGE LOANS OUTSTANDING							
Single-Family	— %	— %	— %	— %	— %		
Multifamily	0.01 %	— %	0.04 %	0.01 %	0.10 %		
Total	— %	— %	0.01 %	— %	0.01 %		

7

FREDDIE MAC ($ in billions, except ratio data) 2Q 2026 3Q 2025 AVAILABLE CAPITAL (DEFICIT) Risk-based capital metrics Standardized Total capital (statutory) $16 $12 $9 $6 $3 33 433 CET1 capital (10) (14) (18) (22) (24) 29 58 Tier 1 capital 4 — (4) (7) (10) NM 140 Adjusted total capital 4 — (4) (7) (10) NM 140 Risk-weighted assets 1,272 1,261 1,259 1,231 1,172 1 9 Total capital (statutory) ratio 1.3% 1.0% 0.7% 0.5% 0.3% 30 333 CET capital ratio (0.8)% (1.1)% (1.4)% (1.8)% (2.0)% 27 60 Tier 1 capital ratio 0.3% — % (0.3)% (0.6)% (0.8)% NM 138 Adjusted total capital ratio 0.3% — % (0.3)% (0.6)% (0.8)% NM 138 Leverage-based capital metrics Core capital (statutory) $8 $5 $1 ($2) ($5) 60 260 Tier 1 capital 4 — (4) (7) (10) NM 140 Adjusted total assets 3,912 3,905 3,903 3,905 3,885 — 1 Core capital (statutory) ratio 0.2% 0.1% 0.0% (0.1)% (0.1)% 100 300 Tier 1 capital ratio 0.1% — % (0.1)% (0.2)% (0.3)% NM 133 3Q 2025 3Q 2026 Change (%) REGULATORY CAPITAL 2Q 20263Q 2026 4Q 20251Q 2026 8

FREDDIE MAC

SEGMENT RESULTS - SINGLE-FAMILY SELECTED FINANCIAL DATA

						3Q 2026 Change (%)	
SELECTED SINGLE-FAMILY INCOME STATEMENT DATA ($ in millions)	3Q 2026	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2026	3Q 2025
Net interest income	$5,294	$5,449	$5,120	$5,080	$5,047	(3)	5
Non-interest income (loss)	537	(349)	55	(178)	(143)	NM	NM
Net revenues	**5,831**	**5,100**	**5,175**	**4,902**	**4,904**	**14**	**19**
(Provision) benefit for credit losses	(685)	846	311	210	(118)	NM	(481)
Non-interest expense	(1,777)	(1,870)	(1,780)	(2,005)	(1,868)	5	5
Income before income tax expense	**3,369**	**4,076**	**3,706**	**3,107**	**2,918**	**(17)**	**15**
Income tax expense	(655)	(799)	(730)	(609)	(571)	18	(15)
Net income	**2,714**	**3,277**	**2,976**	**2,498**	**2,347**	**(17)**	**16**
Other comprehensive income (loss), net of taxes and reclassification adjustments	(9)	3	(13)	(1)	6	NM	NM
Comprehensive income	**$2,705**	**$3,280**	**$2,963**	**$2,497**	**$2,353**	**(18)**	**15**
SELECTED SINGLE-FAMILY HIGHLIGHTS							
Mortgage portfolio, at period end							
Average estimated guarantee fee rate (bps)	50	50	50	50	50		
SINGLE-FAMILY MORTGAGE PORTFOLIO CREDIT ENHANCEMENT COVERAGE OUTSTANDING (UPB in $ millions)							
Primary mortgage insurance	$692,021	$684,961	$679,825	$680,950	$675,345	1	2
STACR	1,112,210	1,151,805	1,180,408	1,165,412	1,182,571	(3)	(6)
ACIS	515,261	516,398	551,892	594,409	690,453	—	(25)
Other	36,009	36,791	37,637	38,373	38,662	(2)	(7)
Credit enhancement coverage (%)	60 %	61 %	62 %	61 %	62 %		
SINGLE-FAMILY LOAN STATISTICS							
Delinquency rates							
One-month past due	1.10 %	1.10 %	0.98 %	1.09 %	1.03 %		
Two months past due	0.30 %	0.28 %	0.27 %	0.31 %	0.28 %		
Serious delinquency rate	0.61 %	0.60 %	0.60 %	0.59 %	0.57 %		
Single-Family loan workouts (UPB $ in millions)							
Payment deferral plans	$1,721	$1,802	$2,319	$1,993	$2,029	(4)	(15)
Loan modifications	2,800	2,754	2,375	2,532	2,598	2	8
Forbearance plans and other	1,151	1,288	1,744	1,665	1,180	(11)	(2)
Total loan workouts	**$5,672**	**$5,844**	**$6,438**	**$6,190**	**$5,807**	(3)	(2)
Number of loan workouts (in thousands)	21	22	24	23	22	(5)	(5)

9

FREDDIE MAC ($ in millions) SELECTED SINGLE-FAMILY NEW BUSINESS ACTIVITY DATA 2Q 2026 3Q 2025 New Business Activity by Purpose Purchase $80,207 $73,765 $59,964 $76,570 $81,539 9 (2) Refinance 18,265 36,355 42,549 41,418 17,889 (50) 2 Total new business activity $98,472 $110,120 $102,513 $117,988 $99,428 (11) (1) New Business Activity Credit Characteristics Weighted average original LTV ratio 77% 76% 75% 76% 77 % Original LTV ratio >90% 24% 21% 19% 20% 24 % Weighted average original credit score 759 761 758 758 756 DTI ratio > 45% 26% 24% 24% 25% 28 % Fixed-rate 96% 96% 97% 96% 97 % Primary residence 94% 94% 94% 95% 94 % NEW BUSINESS ACTIVITY LOAN PURPOSE (%) Purchase 81% 67% 58% 65% 82 % Cash-out refinance 9% 10% 10% 9% 9 % Other refinance 10% 23% 32% 26% 9 % Credit Score Model Used for Pricing Assessment (%) Classic FICO Score 94% 100% 100% 100% 100 % VantageScore 4.0 6% — % N/A N/A N/A 3Q 2025 3Q 2026 Change (%) SEGMENT RESULTS - SINGLE-FAMILY NEW BUSINESS ACTIVITY 2Q 20263Q 2026 4Q 20251Q 2026 10

FREDDIE MAC As of September 30, 2026 SELECTED SINGLE-FAMILY MORTGAGE PORTFOLIO CREDIT CHARACTERISTICS Total UPB ($ in millions) $264,135 $331,214 $251,380 $182,879 $337,547 $1,818,998 $3,186,153 Share of Single-Family mortgage portfolio 8% 10% 8% 6% 11% 57% 100 % Share of loans with credit enhancement 37% 58% 72% 76% 69% 60% 60 % Serious delinquency rate (by loan count) 0.04% 0.27% 0.91% 1.32% 1.10% 0.56% 0.61 % Weighted average original LTV ratio 76% 77% 78% 79% 76% 72% 74 % Weighted average current LTV ratio 76% 74% 73% 69% 62% 41% 54 % Weighted average current credit score 755 757 748 741 742 759 755 Single-Family Mortgage Portfolio Credit Characteristics 3Q 2026 2Q 2026 1Q 2026 4Q 2025 3Q 2025 Weighted average current LTV ratio 54% 53% 53% 53% 53 % Weighted average current credit score 755 755 753 754 754 SEGMENT RESULTS - SINGLE-FAMILY MORTGAGE PORTFOLIO CREDIT CHARACTERISTICS 2026 2025 BY ORIGINATION YEAR 2024 2023 2022 Prior Years Total 11

FREDDIE MAC

SEGMENT RESULTS - MULTIFAMILY SELECTED FINANCIAL DATA

						3Q 2026 Change (%)	
SELECTED MULTIFAMILY INCOME STATEMENT DATA ($ in millions)	**3Q 2026**	**2Q 2026**	**1Q 2026**	**4Q 2025**	**3Q 2025**	**2Q 2026**	**3Q 2025**
Net interest income	$583	$561	$499	$467	$408	4	43
Non-interest income (loss)	396	330	459	395	427	20	(7)
Net revenues	**979**	**891**	**958**	**862**	**835**	**10**	**17**
(Provision) benefit for credit losses	(115)	34	9	(262)	(57)	NM	(102)
Non-interest expense	(217)	(227)	(242)	(253)	(248)	4	13
Income before income tax expense	**647**	**698**	**725**	**347**	**530**	**(7)**	**22**
Income tax expense	(126)	(137)	(143)	(68)	(104)	8	(21)
Net income	**521**	**561**	**582**	**279**	**426**	**(7)**	**22**
Other comprehensive income (loss), net of taxes and reclassification adjustments	(20)	6	(7)	8	10	NM	NM
Comprehensive income	**$501**	**$567**	**$575**	**$287**	**$436**	**(12)**	**15**
MULTIFAMILY NEW BUSINESS CHARACTERISTICS							
New business activity ($ in millions)	$16,347	$18,354	$12,847	$28,949	$25,600	(11)	(36)
Weighted average original LTV ratio (%)	63 %	63 %	65 %	65 %	64 %		
Weighted average original debt service coverage ratio	1.30	1.30	1.30	1.28	1.29		
Acquisitions of units by area median income							
≤60%	39 %	35 %	38 %	35 %	34 %		
>60% to ≤80%	32 %	37 %	36 %	33 %	33 %		
>80% to ≤120%	20 %	19 %	19 %	24 %	25 %		
>120%	9 %	9 %	7 %	8 %	8 %		
SELECTED MULTIFAMILY MORTGAGE PORTFOLIO DATA ($ in millions)							
Multifamily mortgage portfolio (UPB)	$509,584	$504,970	$498,332	$495,835	$479,964	1	6
Average guarantee fee rate charged (bps) at period end	60	59	58	56	54	2	11
MULTIFAMILY MORTGAGE PORTFOLIO CREDIT ENHANCEMENT COVERAGE OUTSTANDING (UPB in $ millions)							
Subordination	$302,562	$311,792	$321,367	$329,709	$339,700	(3)	(11)
MSCR/MCIP	141,256	142,723	122,011	102,444	82,620	(1)	71
Other	8,671	8,685	8,303	8,903	9,728	—	(11)
Credit enhancement coverage (%)	89 %	92 %	91 %	89 %	90 %		
MULTIFAMILY LOAN STATISTICS							
Delinquency rate (%)	0.58 %	0.51 %	0.43 %	0.44 %	0.51 %		

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